LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED SEPTEMBER 11, 2013 TO THE

SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED MAY 1, 2013, OF

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on September 11, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The following text replaces the first sentence in the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Securities of developed countries”:

Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one NRSRO or is included in the Citigroup World Government Bond Index will be considered a developed country.

Please retain this supplement for future reference.

BWXX015796